MANAGEMENT CONSULTING AGREEMENT

THIS AGREEMENT is made as of the 28th day of  April, 2003

     Green Power Energy Holdings Corp., a corporation incorporated under the laws of the State of Delaware

     (herein called the "Corporation")

     - and -

     Medallion Capital Corporation, of the City of Toronto, in the Province of Ontario, a corporation incorporated under the laws of the Province of Ontario (herein called Consultant)


     WHEREAS the Corporation wishes to engage the Consultant to provide the consulting services on the terms set out herein;

     AND  WHEREAS  the  Consultant   wish  to  accept  this  engagement  by  the
Corporation;

     NOW THEREFORE in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS
     -----------

     In this Agreement,

     "Agreement" means this agreement as it may be amended from time to time;

     "Confidential Information" means all confidential or proprietary information, intellectual property (including trade secrets) and material change and material facts relating to the business and affairs of the Corporation that have not been disseminated to the public;

2.   THE CONSULTANT COVENANTS AND AGREES AS FOLLOWS:
     -----------------------------------------------

a. The Consultant will conduct a complete due diligence review of the Corporation and prepare recommendations on financing, going public, security council, capital structure and other matters related to the advancement of the Corporation; and

b. said due diligence material shall be compiled in a format suitable for presentation to Corporate Finance managers in the investment community and the requirements to take the Corporation public by reverse merger; and



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c.   provide such paralegal services as are deemed appropriate; and

d. act as the Corporation's liaison with their security lawyers to assure expedient processing of all matters for financing and going public at the most economical cost; and

e. plan and help develop the Corporation's investor relations program to be set out in a separate agreement; and

f. assist the Management of the Corporation in complying with all securities and exchange regulations; and

g.   advise the Corporation on public disclosure requirements; and

h. cause the Consultant's officers, directors and employees not to disclose any Confidential Information; and

i. such other investment banking services as are required by the Corporation in the administration of the Corporation's affairs.

j. The Consultant shall, if deemed advisable, employ other consultants at its own expense or at the expense of the Corporation if approved in advance.

3.   THE CORPORATION COVENANTS AND AGREES AS FOLLOWS:
     ------------------------------------------------

a. to keep the Consultant fully informed of Confidential Information as it develops regarding the Corporation, its assets and financial position. Authorize key personnel to discuss said Confidential Information with the Consultant; and

b.   to modify the business plan if mutually agreed upon by both parties;

e. to make available key management personnel on reasonable notice for in-person and conference call meetings, with investors, research analysis and corporate finance people;

f.   to pay the Consultant's fees and expenses when due; .


4.   COMPENSATION
     ------------

     As compensation for the services to be provided by the Consultant hereunder, the Corporation covenants and agrees to pay the Consultant $400,000 on April 11, 2003 plus $5,000 per month commencing in the first month following the completion of a reverse merger in which the Corporation becomes a publicly traded entity, and each month during the remainder of the Term hereof. Fees are billed monthly and are due at the end of each month beginning April 30, 2003 on receipt of invoice; and


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     The Corporation will reimburse the Consultants for all reasonable  expenses actually incurred and paid by the Consultants to third parties during the Term in the performance of the Consultants' services under this Agreement, upon presentation of expense statements and receipts or such other supporting documentation as the Corporation may reasonably require. The Consultants agree to limit these expenses to not more than $500 per month without the prior written consent of the Corporation and without limiting the generality of the foregoing shall include postage, long distance, couriers, photo copying, etc.

5.   EQUITY
     ------

     Nothing in this agreement shall prevent the Consultant from acquiring an equity interest in the public company into which the Corporation proposes the reverse merger.

6.   TERM OF AGREEMENT
     -----------------

     This Agreement is for a term of one year from the date first written above unless earlier terminated.

7.   TERMINATION
     -----------

     This Agreement may be terminated after 30 days from the date the Corporation shares are trading publicly by either party giving 30 days written notice of intent to terminate.

8.   RELATIONSHIP
     ------------

     The Relationship of the Consultant to the Corporation is that of an independent contractor.

9.   CONFLICTS
     ---------

     The Consultant is in the business of providing similar services to other companies and such services as provided to others whether their business be similar to that of the Corporation, will not be a breach of this Agreement or considered a conflict of interest on the part of the Consultant.

10.  NO USE OF CONFIDENTIAL INFORMATION
     ----------------------------------

     During and at all times after the termination of this Agreement, the Consultant will keep confidential all Confidential Information and will not use, for the benefit of the Consultant or others (except in connection with the business and affairs of the Corporation in the course of providing


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     services hereunder) any Confidential  Information and will not disclose any
     Confidential Information to any person except in the course of providing services under this Agreement to a person who is employed by the Corporation or with the Corporation's prior consent and in accordance with
     applicable   law.  The  foregoing   prohibition   will  not  apply  to  any
     Confidential Information if:

     a) the Confidential Information is available to the public or in the public domain at the time of disclosure or use;
     b) disclosure is required to be made by operation of law, in which case the Consultant will notify the Corporation immediately upon learning of that requirement; or
     c)   disclosure is made with the Corporation's prior written approval.


11.  NOTICE
     ------

     Any notice or communication to be given or made under this Agreement must be in writing and addressed as follows:

     (a)  if to the Consultants:

          Medallion Capital Corporation
          347 Bay Street, Suite 408
          Toronto, Ontario M5H 2R7
          Phone: 1-416-865-9790
          Fax:     1-416-865-1250
          Email - skelley@medallioncap.com
                  ------------------------
          Attention: Stafford Kelley

     (b)  if to the Corporation:

          Green Power Energy Holdings Corp.
          3212 Wickford Road
          Wilmington, NC
          Phone: 910-312-7690
          Fax : 910-392-7689
          Email : gpeh@ec.rr.com
          Attention : Wayne Coverdale

          and will be deemed to be properly given or made on the earliest of the following:

     (i)  actual delivery;
     (ii) 48 hours after being sent by commercial courier service:
     (iii) the day following which any telecopier message is sent.

     Notice of change of address for the purpose of notice will also be governed by this section.



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12.  ASSIGNMENT
     ----------

     This Agreement may not be assigned by either party, without the prior written consent of the other party.

13.  HEADINGS
     --------

     The inclusion of headings in this Agreement is for convenience of reference only and is not to affect construction or interpretation.

14.  INVALIDITY OF PROVISIONS
     ------------------------

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceable without invalidating the remaining provisions of this Agreement, and any prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceability of that provision in any other jurisdiction. For any provision severed there will be deemed substituted a like provision to accomplish the intent of the parties as closely as possible to the provision as drafted, as determined by any court or arbitrator having jurisdiction over any relevant proceeding, to the extent permitted by the applicable law.

15.  ENTIRE AGREEMENT
     ----------------

     This Agreement constitutes the entire agreement between the parties pertaining to the subject matter. There are no warranties, representations or agreements between the parties in connection with the subject matter except as are specifically set out or referred to in this Agreement. No reliance is placed on any representation, opinion, advice or assertion of fact made by either party or its directors, officers or agents to the other party, or its directors, officers or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement. Accordingly, there is to be no liability, either in tort or in contract, assessed in relation to any such representation, opinion, advice or assertion of fact, except to the extent aforesaid.

16.  WAIVER, AMENDMENT
     -----------------

     Except as expressly provided in this Agreement, no amendment or waiver of this Agreement will be binding unless executed in writing by the party to be bound. The failure of either party at any time to require performance by the other party of any provisions of this Agreement will in no way affect the right of that party to require performance of any provisions. No waiver of any provision of this Agreement will constitute a waiver of any other provision nor will any waiver of any breach of any provision of this Agreement be construed as a waiver of any continuing or succeeding breach of such provision unless otherwise expressly provided.


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17.  CURRENCY
     --------

     All amounts in this Agreement are stated and will be paid in US currency.

18.  GOVERNING LAW
     -------------

     This Agreement is to be governed by and construed in accordance with the laws of the State of Delaware.

19.  COUNTERPARTS
     ------------

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

20.  TIME IS OF THE ESSENCE
     ----------------------

     Time shall be of the essence of this Agreement.

IN WITNESS WHEREOF THE CORPORATION AND THE CONSULTANTS HAVE EXECUTED THIS AGREEMENT.



GREEN POWER ENERGY HOLDINGS CORP.


BY:      /s/ Wayne  Coverdale



TITLE:   CEO &President

MEDALLION CAPITAL CORP.


BY:      /s/ Stafford Kelley


TITLE:   President